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                                                                 EXHIBIT 23.1

INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-41567 of Prolong International Corporation and subsidiaries on Form S-8 of our report dated March 2, 2001, appearing in this Annual Report on Form 10-K of Prolong International Corporation and Subsidiaries for the year ended December 31, 2000.

DELOITTE & TOUCHE llp

Costa Mesa, California
March 12, 2001

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